                                M&F Bancorp, Inc.


      INCORPORATED UNDER THE LAWS                           SEE REVERSE FOR
     OF THE STATE OF NORTH CAROLINA                       CERTAIN DEFINITIONS

                                                       CUSIP  552507 10 5



THIS CERTIFIES THAT








is the owner of _________________________________________________________SHARES


          OF NO PAR VALUE EACH OF THE COMMON STOCK OF M&F BANCORP, INC.

hereinafter called the Corporation, transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed.
     This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the By-Laws of the Corporation, as amended or to be amended hereafter (copies of which By-Laws and all Amendments thereof are on file at the office of the Corporation), to all of which the holder by acceptance hereof assents.
     This Certificate shall not be valid until countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS the facsimile seal of the Corporation and like facsimile signatures of its duly authorized officers.




                            M&F BANCORP, INC.
 CORPORATE SECRETARY           Corporate               CHAIRMAN, PRESIDENT/CEO
                                 SEAL
                                 N.C.


COUNTERSIGNED AND REGISTERED:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
          (New York, New York)      TRANSFER AGENT
                                     AND REGISTRAR


By


                              AUTHORIZED SIGNATURE

                               M&F BANCORP, INC.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:




TEN COM  - as tenants in common                   UNIF GIFT MIN ACT-___________________Custodian____________________
TEN ENT  - as tenants by the entireties                                    (Cust)                       (Minor)
JT TEN   - as joint tenants with right of
           survivorship and not as tenants                          under Uniform Gifts to Minors
           in common
                                                                    Act_____________________________________________
                                                                                (State)


    Additional abbreviations may also be used though not in the above list.


For value received______________________hereby sell, assign and transfer unto



PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
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________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


________________________________________________________________________________



________________________________________________________________________________


_________________________________________________________________________ Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named Bank and with full power of substitution in the premises.


Dated_________________________________




                    NOTICE:_____________________________________________________
                           THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



   SIGNATURE(S) GUARANTEED:_____________________________________________________
                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AG-15.